Income Taxes	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Tax Status [Line Items]
Income Taxes	Income Taxes
The Plan did not obtain a plan-specific determination letter, as it operates under the opinion letter issued to Principal Life Insurance Company, which was issued on the basic Plan document dated June 30, 2020. The Plan has been subsequently amended. The Plan administrator believes that the Plan continues to be operated and administered in compliance with the applicable requirements of the Internal Revenue Code.
Generally accepted accounting principles require Plan management to evaluate tax positions taken by the Plan and recognize a tax liability if the Plan has taken an uncertain position that more likely than not would not be sustained upon examination by the IRS. No provision for income tax has been included in the Plan’s financial statements. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.